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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 21, 1996

                         COMMISSION FILE NUMBER 0-25796

                             STORMEDIA INCORPORATED
             (Exact name of registrant as specified in its charter)

                 DELAWARE                                  77-0373062
       (State or other jurisdiction                     (I.R.S. Employer
           of incorporation or                           Identification
              organization)                                  Number)

               390 REED STREET, SANTA CLARA, CALIFORNIA 95050-3118
                    (Address of principal executive offices)
                                   (Zip Code)
                                 (408) 327-8400
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

         The information which is set forth in the Registrant's News Releases dated June 21, 1996 and June 24, 1996, respectively, is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)      Exhibits

                 99.1 Text of Press Release dated June 21, 1996.

                 99.2 Text of Press Release dated June 24, 1996.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July  17, 1996                     STORMEDIA INCORPORATED

                                          /s/ Judith M. O'brien
                                          -------------------------------------
                                          Judith M. O'Brien
                                          Secretary

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                                INDEX TO EXHIBITS

                                                                  Sequentially
                                                                     Numbered
Exhibit                       Description                              Page
- -------                       -----------                              ----

99.1                   Text of Press Release dated                       5
                       June 21, 1996

99.2                   Text of Press Release dated                       6
                       June 24, 1996

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